JOINT FILING AGREEMENT

      Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof has been filed on behalf of each of the undersigned.

Dated: February 19, 1998


CROWN-GLYNN ASSOCIATES, LIMITED             /s/ John W. Glynn, Jr.
PARTNERSHIP                                 ----------------------------------
By Crown-Glynn Partners, L.P. as                    John W. Glynn, Jr.*
         General Partner
                                            /s/ Steven Rosston
                                            ----------------------------------
                                                    Steven Rosston


CROWN ASSOCIATES III, LIMITED               /s/ Daryl Messinger
PARTNERSHIP                                 ----------------------------------
By Crown Partners III, L.P. as                      Daryl Messinger
         General Partner

                                            /s/ David F. Bellet
                                            ----------------------------------
                                                    David F. Bellet


CROWN PARTNERS III, L.P.                    /s/ Chester A. Siuda
                                            ----------------------------------
                                                    Chester A. Siuda

CROWN-GLYNN PARTNERS, L.P.
                                            /s/ Jeffrey S. Hamren
                                            ----------------------------------
                                                    Jeffrey S. Hamren


By /s/ David F. Bellet
   --------------------------
         General Partner                    /s/ Margaret S. McNamara
                                            ----------------------------------
                                                    Margaret S. McNamara

THE CROWN TRUST

CROWN CAPITAL MANAGEMENT LTD

CROWN-GLYNN ADVISORS, LTD.


By /s/ David F. Bellet
   --------------------------

----------
      * Individually and on behalf of Glynn Capital Management, Glynn Emerging Opportunity Fund, Glynn Investment L.P., GCM Pension, Glynn Buckley Investments, L.P., McMorgan Fund II, L.P.


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